EXHIBIT 99.1
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NEWS RELEASE
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FOR IMMEDIATE RELEASE............................

                                    ACCESSITY CONTACT: CHARLES R. HOLCOMB
                                                       (954) 752-6161 EXT. 241

                                    CORPORATE WEB ADDRESS: WWW.ACCESSITYCORP.COM


          ACCESSITY HOLDS ANNUAL MEETING OF SHAREHOLDERS AND PASSES ALL
                PROPOSALS RELATED TO THE SHARE EXCHANGE AGREEMENT

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Coral Springs, FL, February 28, 2005....ACCESSITY CORP. [NASDAQ SMALLCAP: ACTY]
reported today that the Company held its Annual Meeting of Shareholders and passed all proposals voted upon the shareholders, including all proposals related to the Share Exchange Agreement between Accessity Corp., Pacific Ethanol, Inc., Kinergy Marketing, LLC and ReEnergy, LLC. Approval of these proposals will permit the Company to move forward with this transaction should all other conditions precedent be met.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, REGARDING AMONG OTHER THINGS OUR PLANS, STRATEGIES AND PROSPECTS -- BOTH BUSINESS AND FINANCIAL. ALTHOUGH WE BELIEVE THAT OUR PLANS, INTENTIONS AND EXPECTATIONS REFLECTED IN OR SUGGESTED BY THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT WE WILL ACHIEVE OR REALIZE THESE PLANS, INTENTIONS OR EXPECTATIONS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS. MANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "WILL," "MAY," "INTEND," "ESTIMATED," AND "POTENTIAL," AMONG OTHERS. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS WE MAKE IN THIS NEWS RELEASE INCLUDE MARKET CONDITIONS AND THOSE SET FORTH IN REPORTS OR DOCUMENTS THAT WE FILE FROM TIME TO TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO ACCESSITY CORP. OR A PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THIS CAUTIONARY LANGUAGE.

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